SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 29, 2005

Max Re Capital Ltd.

(Exact Name of Registrant as Specified in Charter)

Bermuda	000-33047	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Max Re House, 2 Front Street, Hamilton HM 11, Bermuda
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (441) 296-8800

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On April 29, 2005, the Registrant issued a news release announcing financial results for the three months ended March 31, 2005. A copy of the news release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

In accordance with general instruction B.2 to Form 8-K, the information set forth in this Item 2.02 (including Exhibit 99.1) shall be deemed “furnished” and not “filed” with the Securities and Exchange Commission for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended.

Item 8.01. Other Events

On April 29, 2005, the Registrant issued a news release announcing the declaration by the Board of Directors of a dividend of $0.05 per common share. The news release is attached hereto as Exhibit 99.2 and incorporated by reference herein.

On April 29, 2005, the Registrant issued a news release announcing the resignation of Mr. John Marion from the Board of Directors. The news release is attached hereto as Exhibit 99.3 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

99.1	News Release of Max Re Capital Ltd., dated April 29, 2005.

99.2	News Release of Max Re Capital Ltd., dated April 29, 2005.

99.3	News Release of Max Re Capital Ltd., dated April 29, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Max Re Capital Ltd.
(Registrant)

Date: May 3, 2005	/s/ Robert J. Cooney
	Name:	Robert J. Cooney
	Title:	President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1	News Release of Max Re Capital Ltd., dated April 29, 2005.

99.2	News Release of Max Re Capital Ltd., dated April 29, 2005.

99.3	News Release of Max Re Capital Ltd., dated April 29, 2005.